UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   January 7, 2003
                                                  -----------------


                       TELAXIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


    Massachusetts                     000-29053                   04-2751645
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)            Identification No.)


20 Industrial Drive East, South Deerfield, MA                           01373
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (413) 665-8551
                                                    ----------------------------




                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

     On January 7, 2003, Telaxis Communications Corporation, P-Com, Inc. and XT Corporation, a Massachusetts corporation and wholly owned subsidiary of P-Com, entered into a termination agreement and release which terminated the merger agreement previously entered into among those companies. A copy of the termination agreement and release is filed as Exhibit 2.1 and is incorporated by reference. A copy of the joint press release issued by Telaxis and P-Com on January 7, 2003 relating to this termination is filed as Exhibit 99.1 and is incorporated by reference.

Item 7.  Exhibits.
         --------

Number                   Title
------                   -----

 2.1 Termination Agreement and Release, dated as of January 7, 2003, by and among P-Com, Inc., XT Corporation, and Telaxis Communications Corporation.

99.1      Joint Press Release, dated January 7, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                TELAXIS COMMUNICATIONS CORPORATION


Dated: January 9, 2003          By:  /s/ David L. Renauld
                                     --------------------
                                     David L. Renauld
                                     Vice President, Legal and Corporate Affairs



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


                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


Number                    Title
------                    -----

2.1 Termination Agreement and Release, dated as of January 7, 2003, by and among P-Com, Inc., XT Corporation, and Telaxis Communications Corporation.

99.1      Joint Press Release, dated January 7, 2003.




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